                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/X/  No fee required.

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(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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                                        2

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On April 9, 2003,  Steel issued the following  press release announcing  that it has filed suit  against the Company in the Supreme  Court of the State of New York  seeking to compel the  Company  to produce  the  records, documents and information  related to the Company's  shareholders  that Steel is entitled to in connection  with its nomination of three  candidates for election at the Annual Meeting:

PRESS RELEASE

    STEEL PARTNERS II, L.P. FILES SUIT AGAINST DEL GLOBAL TECHNOLOGIES CORP.,
                  SEEK INFORMATION VITAL TO PROXY SOLICITATION

            NEW YORK, NY - April 9, 2003 - Steel Partners II, L.P.,  member of a group of Del Global  Technologies  Corp.  (Pink  Sheets:  DGTC.PK)  shareholders seeking  representation  on the Del Global Board,  today  announced  that it has filed suit  against the  Company in the Supreme  Court of the State of New York.
The litigation is intended to force Del Global to comply with Section 624 of the
State  Business  Corporation  Law and asks the  Court to order  the  Company  to produce  the  records,  documents  and  information  related  to  the  Company's shareholders  that the group is entitled to in connection with its nomination of three  candidates  for election to the Del Global Board at the Company's  Annual
Meeting scheduled for May 14, 2003.

            Warren Lichtenstein,  Managing Partner of Steel Partners II, stated,
"We  regret  being  forced  to  go to  court  to  obtain  information  that,  as shareholders  in this  Company,  is ours by both law and  right.  We are  simply seeking records that will enable us to communicate  effectively  with our fellow shareholders. Not surprisingly, the Del Global Board and management have refused our  request.  This is just the latest in a line of  management  misconduct  and flawed corporate governance which has included,  among other things: the failure to hold an annual  meeting in over three  years;  an  enforcement  action by the
Securities and Exchange  Commission related to accounting  irregularities  which led to a restatement of company financial  statements;  suspension of trading on the NASDAQ national market and subsequent  de-listing because of failure to make timely filings; a lack of internal oversight  committees;  various related-party
transactions  and  compensation   arrangements   with  directors  and  officers;
consistent, sustained, and increased financial losses over the past three years;
and, in light of the  foregoing,  the  diminished  return on investment  for its shareholders."

            In addition to Steel Partners II, L.P.,  the group includes  private investment  partnerships managed by investor David W. Wright. In addition to Mr.
Wright,  the group will solicit  proxies for the election of venture  capitalist and nationally  recognized corporate governance  consultant Gerald M. Czarnecki, and  nationally  recognized  corporate  governance  expert  Suzanne M.  Hopgood,
President of The Hopgood Group, LLC and former President,  CEO and a director of
Houlihan's  Restaurant  Group,  Inc. Ms.  Hopgood has  extensive  experience  in corporate workouts, turnarounds and restructurings.

            Regarding the court filing, Mr. Wright commented, "It is unfortunate that the  current  Board  has seen fit to expend  shareholders'  money on easily avoidable  litigation.  We look forward to the coming election with  confidence, and expect that Del Global  shareholders  will finally have the  opportunity  to express their views with their most effective voice - a vote for our nominees."

                    ----------------------------------------

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            Steel Partners II, L.P. ("Steel") has made a preliminary filing with the SEC of proxy  materials to be used to solicit  votes for the election of its nominees at the Annual Meeting of shareholders of Del Global  Technologies Corp.
(the "Company") scheduled for May 14, 2003.

            Steel strongly  advises all  shareholders of the Company to read the proxy  statement  when  it  is  available  because  it  will  contain  important information.  Such proxy  statement  will be available at no charge on the SEC's
web  site  at   http://www.sec.gov.   In  addition,   the  participants  in  any
solicitation  will provide  copies of the proxy  statement  without  charge upon request.  Requests  for copies  should be  directed to the  participants'  proxy
solicitor,   Innisfree   M&A   Incorporated,   at  its   toll-free   number:
888-750-5834.  Detailed  information  regarding  the identity  and  interests of individuals  who may be  deemed  participants  in the  solicitation  of  proxies relating to the Annual Meeting is available in the  preliminary  proxy statement filed with the SEC on April 4, 2003.

------------------
Contact:

      Innisfree M&A Inc.
      Michael Brinn, 212-750-8253